UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): January 23, 2004



                         BEVSYSTEMS INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



         Florida                      333-44315                84-1352529
  (State or other jurisdiction   (Commission                 (IRS Employer
   of incorporation)              File Number)               Identification No.)



  1315 Cleveland Street, Clearwater, Florida                         33755
   (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (727) 446-2999
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ITEM 4.  Change in Registrant's Certifying Accountant

     On January 23, 2004, Bevsystems International, Inc., a Florida corporation (the "Company"), notified Massella & Associates, CPA, PLLC ("Massella"), its independent public accountants, that the Company was terminating its services, effective as of that date. On February 2, 2004, the Company engaged Wolinetz, Lafazan & Company, P.C. ("Wolinetz") as its principal independent accountant. This decision to dismiss Massella and engage Wolinetz was ratified by the Board of Directors of the Company.

     During the fiscal year ended March 29, 2003 and through January 23, 2004,
(i) there were no disagreements between the Company and Massella on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Massella would have caused Massella to make reference to the matter in its reports on the Company's financial statements, and (ii) Massella's report on the Company's financial statements did not contain any adverse opinion, disclaimer of opinion, or modification or qualification of opinion, except that Massella's report on the financial statements for the year ended March 29, 2003 contains an explanatory paragraph indicating that there is substantial doubt as to the Company's ability to continue as a going concern. During the fiscal year ended March 29, 2003 and through January 23, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

     During the two most recent fiscal years and through January 23, 2004, the Company has not consulted with Wolinetz regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Wolinetz concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that Massella furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated February 3, 2004, is filed as
Exhibit 16.1 to this Form 8-K.



ITEM 7.  Financial Statements and Exhibits

     1. Letter from Massella & Associates, CPA, PLLC, dated February 3, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BEVSYSTEMS INTERNATIONAL, INC.



Date:  February 5, 2004                   /s/Robert Tatum
                                          Robert Tatum,
                                          Chief Executive Officer